UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 14, 2011
IKONICS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue
Duluth, Minnesota	55807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (218) 628-2217
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On February 14, 2011, IKONICS Corporation (the “Company”) reported its financial results for the quarter and fiscal year ended December 31, 2010. See the Company’s press release dated February 14, 2011, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 2.02.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibit.

99	Press Release dated February 14, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IKONICS CORPORATION
Date: February 15, 2011	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99	Press Release dated February 14, 2011.	Filed Electronically

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